IMPORTANT NOTICE
PLEASE READ IMMEDIATELY



	AQUILA ROCKY MOUNTAIN EQUITY FUND
	380 Madison Avenue, Suite 2300, New York, N.Y. 10017

	NOTICE OF SPECIAL MEETING OF
	SHAREHOLDERS TO BE HELD
	On March 10, 2000


TO SHAREHOLDERS OF THE FUND

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Aquila Rocky Mountain Equity Fund (the
"Fund") will be held

Place:	(a)	at the offices of the Fund
			380 Madison Avenue
			New York, NY 10017

Time:		(b)	on March 10, 2000 at 10:00 a.m. local time

Purposes:	(c)	for the following purposes:

			(i) to consider a proposed new advisory and administration agreement between the Fund and Aquila Management Corporation as Manager (Proposal
No. 1);

			(ii) to consider a change in the Fund's fundamental policies to allow the Fund to invest in real estate investment trusts (Proposal No. 2);

			(iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

Who Can
Vote What
Shares:	(d)	To vote at the Meeting, you must have been a
shareholder on the Fund's records at the close of business on December 15, 1999 (the "record date").
The number of shares of each of the Fund's classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


						By Order of the Board of Trustees

						EDWARD M. W. HINES
						Secretary

January 20, 2000


	AQUILA
	ROCKY MOUNTAIN EQUITY FUND
	380 Madison Avenue, Suite 2300, New York, New York 10017

	PROXY STATEMENT

	This special meeting of the shareholders of Aquila Rocky
Mountain Equity Fund will consider two proposals of vital importance to the Fund:

		Action on a proposed new advisory and administration agreement between the Fund and Aquila Management
Corporation as the Fund's Manager (Proposal No. 1);

		and

Action on a proposed change in the Fund's fundamental policies to allow the Fund to invest in real estate investment trusts (Proposal No. 2);

All classes of the Fund's outstanding shares will vote on these proposals. The Board of Trustees believes that these proposals are in the best interest of the Fund and its shareholders. Please read the proxy statement and then indicate your vote as soon as possible.

	INTRODUCTION

	The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of a Special Meeting of the Shareholders of Aquila Rocky Mountain Equity Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices you make on the enclosed proxy card.

	This Notice and Proxy Statement are first being mailed on or about January 20, 2000.

   A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-762-5955 toll-free or 212-697-6666.

	The Fund's founder and current sub adviser performing investment advisory services and administrator is Aquila
Management Corporation, 380 Madison Avenue, Suite 2300, New York,
NY 10017. The Fund's principal underwriter is Aquila
Distributors, Inc., 380 Madison Avenue, New York, NY 10017.

You can vote in three ways:

	Proxy Ballot

	The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." You may direct the proxy holders to vote your shares on any proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

	Telephone Voting

	You can vote your shares by telephone. You should first read the proxy statement. To vote, call toll free 1-800-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

	Internet Voting

	You can vote your shares by the Internet. You should first read the Proxy Statement. To vote, please contact the Fund at http://proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

	Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at a Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $19.38; Class C Shares, $18.97; and Class Y Shares, $19.48. The meeting is expected to act only upon matters that affect the Fund as a whole: the two proposals. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares of the Fund outstanding for each class of shares was as follows: Class A Shares, 72,751; Class C Shares, 9,418; and Class Y Shares, 45,349. Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL held of record 22,049 Class A Shares (30.3% of the class); Fiserv Securities, Inc., One Commerce Square, Philadelphia, PA held of record in 4 accounts 8,600 Class C Shares (91.3% of the class); KPM Investment Management, Inc., 10250 Regency Circle, Omaha, NE held of record 44,864 Class Y Shares (98.9% of the class). On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients. J.T. Chandler, Fort Collins, CO held of record 3,803 Class A shares (5.2% of the class) and J. and A. Walchli, Phoenix, AZ held of record 500 class C Shares (5.3% of the class). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

	In addition, the Sub-Adviser, Aquila Management Corporation (the" Sub-Adviser") held of record 2,135 Class A Shares, Diana P.
Herrmann, an officer of the Sub Adviser and an officer and Trustee of the Fund, held of record 72.8 Class A Shares; Tucker
Hart Adams (in the name of a nominee) and Arthur Carlson, Trustees, held 91 Class A Shares and 779 Class A Shares, respectively.


	BACKGROUND AND REASONS FOR
	PROPOSAL NO. 1


	Since inception of the Fund in July 1994, Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, founder of the Fund, has served as Sub-Adviser and Administrator (the "Sub-Adviser") for the Fund under a Sub-Advisory and Administration Agreement. From inception of the Fund until July 1999, KPM Investment Management, Inc. acted as the Fund's investment adviser. In July 1999 after approval by the Board of Trustees, the advisory agreement with KPM Management, Inc. was terminated at the investment adviser's election and, under the provisions of the sub-advisory agreement, the Sub-Adviser assumed supervision of the Fund's investment program and the composition of its portfolio.

	The Sub-Adviser is the founder and serves as administrator for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $370 million, Tax-Free Fund of Colorado, with assets of $198 million and Tax-Free Fund For Utah, with assets of $38 million, all as of December 31, 1999. In addition, the Sub-Adviser is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds.
As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion of which $1.8 billion were invested in the bond funds and $18.7 million were invested in the equity funds. Mr. Lacy B. Herrmann controls the Sub-Adviser, which was founded in 1984, directly, through a trust and through share ownership by his wife.

	Since July 1999, Barbara Walchli, C.F.A., Senior Vice President of the Sub-Adviser, has acted as portfolio manager for the Fund. Ms. Walchli has had 19 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years' managing performance-oriented portfolios and funds. She has managed or co-managed funds totaling $1.7 billion in assets and has been responsible for strategy for a group managing $27.5 billion in assets. She has also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB in economics from Smith College. She is a chartered financial analyst and member of various investment associations.

	Proposal No. 1 is designed to change the form of the Fund's investment advisory and administration arrangements to a new structure. The proposed arrangements will not result in any change in overall management fees paid by the Fund, nor any change in the parties currently providing these services.

	Under the proposal, Aquila Management Corporation ("Aquila"), which currently manages the Fund's investment portfolio, would continue to do so as investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Fund with all administrative services Thus, the investment advisory duties now performed by Aquila under the sub-advisory agreement would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current sub-advisory agreement will no longer be needed and will terminate upon implementation of the proposed new agreements.

	Aquila has advised the Board of Trustees that since 1998 it has implemented similar reorganizations in most of the other funds in the Aquilasm Group of Trusts. The following reasons, derived from Aquila's experience in those cases, support the proposed changes, although there can be no assurance that they will continue to be realized:

	There has been heightened public recognition of the Aquilasm Group and its funds, and better public relations possibilities.

	The new arrangements benefit the entire group because they tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

	Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, under substantially uniform agreements that would provide services to all of the funds. Because of the combined size of the funds, Aquila believes that its collective bargaining position is enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis

	The arrangements potentially increase the standardization of procedures, e.g. compliance.

	The Board of Trustees noted that Aquila is the founder and organizer of the Fund and has continuously served as its sub-adviser since 1994. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust (1985), Tax-Free Trust of Oregon (1986), the Trust (1986), Tax-Free Fund of Colorado (1987), Churchill Tax-Free Fund of Kentucky (1987), Narragansett Insured Tax-Free Income Fund (1992) and Tax-Free
Fund For Utah (1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of December 31, 1999, the Aquilasm Group of Funds had combined assets of approximately $3.2 billion.

	By founding the Fund and the state-specific tax-free municipal bond funds, Aquila has been able to offer to individual investors in various states a locally managed, quality-oriented portfolio focused on local opportunities.

	The Board of Trustees believes that making Aquila Manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Trust.

Other Information About Aquila

	Aquila, founded in 1984, is controlled by Mr. Lacy B.
Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

	Elizabeth B. Herrmann	35%
	Lacy B. Herrmann	25%
	Elizabeth B. Herrmann
	1993 Annuity Trust	40%

The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

	Name					Position with Aquila

	Lacy B. Herrmann		Chairman, Chief Executive Officer
						and Director

	Diana P. Herrmann		President, Chief Operating Officer
						and Director

	Elizabeth B. Herrmann	Director

	The address of all of these individuals is 380 Madison
Avenue, Suite 2300, New York, NY 10017. Mr Herrmann is President and Chairman of the Board of Trustees of the Fund and Ms.
Herrmann is a Trustee and Vice President of the Fund.

	Aquila acts as investment adviser to the following investment Company, which has similar investment objectives to those of the Trust:

							Annual Fee
							(With Waiver/
Fund Name			Net Assets		Without Waiver

Aquila Cascadia		$15 Million		1.50%
Equity Fund


Fee Arrangements

	There will be no increase in overall management fees paid by the Fund as a result of the new arrangement. Under the Advisory and Administration Agreement, the Fund will pay to Aquila a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 1.50 of 1% of such net assets Under the Sub-Advisory
Agreement, Aquila became entitled to the same fee when it assumed portfolio management in July 1999. All of such fees were waived and it is anticipated that fees will continue to be waived until the Fund increases in size.

	Annual Fee Rates

(Fee rates are annual rates as a percentage of the Fund's average daily net assets.)

								Under
								Arrangements
Type of payment		under arrangements	if Proposal No.1
made by the Fund		currently in effect	is adopted

Advisory fee			0.0 %			1.50	 of 1%

(Sub-Advisory fee
paid by Fund)			1.50 of 1%		0

Total Payments
by the Fund			1.50 of 1%			1.50 of 1%

	The following table shows the advisory and sub-advisory fees the Fund paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change. All such fees were waived.

Type of payment	Amount	Amount that would		Difference between
by the Fund		actually paid	have been paid	the old and new
						if the new 		arrangements as a
						arrangements	percentage of the
					had been in effect	old arrangements

Advisory fee		$0			$0			0%

(Sub-Advisory
fee Paid by
the Fund			0			0			0

Total payments		$0			$0			0%

During the fiscal year ended December 31, 1999, the Fund accrued advisory fees to its former investment adviser through July 27, 1999 of $11,024. From January 1, 1999 through July 27,1999 the fund accrued sub advisory fees to the Sub-Adviser of $12,599. For the balance of the year, the Fund accrued sub-advisory fees (which are the same as the former advisory fee and sub-advisory fee combined) to the Sub-Adviser of $16,399. All of such fees were waived.

	The current sub-advisory agreement provides that fees payable thereunder shall not exceed certain amounts or percentages of the Fund's net assets or income. These provisions were required by certain State securities laws, which were preempted by Federal legislation in 1996 and accordingly, these provisions, which are no longer required by law, would not be included in the new agreement.

	If the proposal is not approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

	For the reasons set forth above, at an in-person meeting called and held for the purpose in December, 1999, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory and Administration Agreement.

THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT


	The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Fund's former sub-advisory agreement. The Advisory Agreement contains provisions relating to investment advice for the Fund and management of its portfolio that are substantially identical to prior sub-advisory agreement, except that the Manager has the power to delegate its advisory functions to a Sub-Adviser, which it may employ at its own expense. There is no intention to employ a sub-adviser for the foreseeable future. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Fund's current sub-advisory agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment Advisory and Administration
Agreement

	The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

	(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

	(ii) determine what securities shall be purchased or sold by the Fund;

	(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

	(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

	The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

	The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

	(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

	(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

	(iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

	(iv) maintain the Fund's books and records, (other than accounting books and records) and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

	(v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

	(vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

	The Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's securities, the Manager shall select such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

	The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

	The Fund shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

	Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 1.50 of 1% of such net asset value.

	The Advisory Agreement provides that a Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

	The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Fund and will, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

	The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote.
The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940
Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.17 of 1% of such net asset value.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE APPROVED

Vote Required

	The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, is required for the approval of this Proposal No.1. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund. Shares carry one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

	The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.


CONSIDERATION OF A CHANGE
IN THE FUND'S FUNDAMENTAL POLICIES
TO ALLOW INVESTMENT IN
REAL ESTATE INVESTMENT TRUSTS
(PROPOSAL No. 2)

	The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. One of the Fund's fundamental policies provides as follows:

1. The Fund invests only in certain limited securities.

	The Fund cannot buy any securities other than those discussed under "Investment of the Fund's Assets" in the Prospectus; therefore the Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

	The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Adviser individually owning beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

	The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities, which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

	The effect of the last paragraph is to limit the Fund's ability to invest in real estate investment trusts, commonly called "REITs". The Board of Trustees has determined that it would be in the best interests on the Fund and its shareholders if the Fund could invest a specified portion of its assets in REITs.

What are real estate investment trusts?

	Equity real estate investment trusts own real estate properties. Their value may be affect by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements such as those relating to the environment.

What are the principal risks of REITs?

	REITs are dependent upon management skill. They are not diversified and are subject to heavy cash flow dependency, fluctuations in the real estate market, self liquidation and the possibility of failing to qualify for tax-free status of income under the internal revenue code and failing to maintain exemption from the 1940 act.

	It is proposed to change the last paragraph of the fundamental policy to read as follows:

	The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts, provided that it can invest up to 5% of its net assets in shares of publicly traded real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

The effect of this change will be to allow the Fund to participate to a limited extent in the real estate market. To date, the Manager has had no experience in investment in REITs.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED CHANGE IN THE
FUND'S FUNDAMENTAL POLICIES DESCRIBED ABOVE BE APPROVED.

Vote Required

	The vote required for approval is the same as that for approval of Proposal No. 1. See Proposal No. 1.


	OTHER BUSINESS

	The Fund does not know of any other matter, which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares, which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.


	           AQUILA ROCKY MOUNTAIN EQUITY FUND

          PROXY FOR SHAREHOLDERS MEETING MARCH 10, 2000

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of AQUILA ROCKY MOUNTAIN EQUITY FUND (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 380 Madison Avenue, New York, New York 10017 on Friday, March 10, 2000 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

	Telephone Voting (Touch-tone only)

	You can vote your shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

	Internet voting

	You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

	Proxy Card Voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR
FOR IF NO CHOICE IS INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

AQUILA ROCKY MOUNTAIN EQUITY FUND

	For address changes and/or comments, please check this box
and write them on the back where indicated.        __
											[__]

Vote on Proposals

A proposed new advisory and administration agreement between the Fund and Aquila Management
Corporation as Manager (Proposal No. 1);

			FOR [__] AGAINST  [__] ABSTAIN [__]



A change in the Fund's fundamental policies to allow the Fund to invest in real estate investment trusts (Proposal No. 2);


			FOR [__] AGAINST  [__] ABSTAIN [__]



			PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR
HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)